UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 21, 2006
(Date of earliest event reported)

                COBALT CMBS Commercial Mortgage Trust 2006-C1
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                        (Exact name of issuing entity)

                                CWCapital LLC
                                -------------
             (Exact name of sponsor as specified in its charter)

                     Wachovia Bank, National Association
                     -----------------------------------
             (Exact name of sponsor as specified in its charter)

                    Citigroup Global Markets Realty Corp.
                    -------------------------------------
             (Exact name of sponsor as specified in its charter)

                     Artesia Mortgage Capital Corporation
                     ------------------------------------
             (Exact name of sponsor as specified in its charter)

                     German American Capital Corporation
                     -----------------------------------
             (Exact name of sponsor as specified in its charter)

                      CWCapital Commercial Funding Corp.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                 333-132106                  20-4176380
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(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                    Identification No.)

            One Charles River Place
            63 Kendrick Street
            Needham, Massachusetts                                02494
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   (Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, including area code  (800) 927-9800
                                                   -----------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K    Description
Exhibit No.
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(8.1)             Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                  December 21, 2006, relating to validity and tax matters.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWCAPITAL COMMERCIAL FUNDING CORP.

Date: December 21, 2006

                                   By: /s/ Robert Restrick
                                      ------------------------------------------
                                   Name:   Robert Restrick
                                   Title:  Senior Vice President

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                              Paper (P) or
Exhibit No.     Description                                 Electronic (E)
-----------     -----------                                 --------------
8.1             Opinion of Cadwalader, Wickersham & Taft    E
                LLP, dated as of December 21, 2006,
                relating to validity and tax matters